                                                                   EXHIBIT 10.25

                                SECOND AMENDMENT
                       TO THE FACILITY PROVIDER AGREEMENT
                                     BETWEEN
                                OPTION CARE, INC.
                                       AND
                     FOUNDATION HEALTH SYSTEMS AFFILIATE(S)



This Amendment to the original Facility Provider Agreement entered into by and between Option Care, Inc. (PROVIDER) and the Foundation Health Corporation Affiliate(s) ("Foundation") now known as Foundation Health Systems Affiliate(s) ("FHS"), shall be effective May 1, 1998. This Amendment is an integral part of the Agreement and shall supersede any contractual provisions to the contrary as of the effective date.

NOW THEREFORE, in consideration of the mutual considerations contained in this Amendment, PROVIDER and FHS agree to amend the Agreement as follows:

1.       The following Addenda are hereby deleted and replaced in its entirety:
         A, B, C, E, G.

2.       The First Amendment to the Agreement is hereby deleted in its entirety.

3.       Section 2.8, QUALITY MANAGEMENT PROGRAM of Article II, PERFORMANCE
                      --------------------------                -----------
         PROVISIONS is deleted in its entirety and replaced with the following:
         ----------

         PROVIDER shall be solely responsible for the quality of Contracted Services rendered to Beneficiaries. The quality of Contracted Services rendered to Beneficiaries shall be monitored under the Quality Management Program applicable to the particular Benefit Program. PROVIDER agrees to participate in and cooperate in all respects with the applicable Quality Management Program. PROVIDER also agrees to comply with all such medical and other records within 10 days of written notice, and such review data and other information as may be required or requested under a Quality Management Program, including outcome reporting in accordance with, but not limited to, the Health Plan Employer Data and Information Set (HEDIS), Version 3.0, or its successor. In the event that the standard or quality of care furnished by PROVIDER is found to be unacceptable under any Quality Management Program, FHS shall give written notice to PROVIDER to correct the specified deficiencies within the time period specified in the notice. PROVIDER shall correct such deficiencies within that time period.

         PROVIDER shall satisfactorily revise the preliminary Corrective Action Plan (CAP), attached hereto as Exhibit 1, for Quality Improvement, Utilization Management, Medical Records, Member Rights and Responsibilities and Credentialing standards to reflect all necessary actions as determined by FHS to enable achievement of those standards cited in the Standardized Health Delivery Organization (HDO) audit tool.


         PROVIDER and FHS shall finalize and execute a Joint Action Plan for Patient Care Transition with tasks starting March 1, 1998 through June 1, 1998, and a Joint Action Plan for Transition of Full Delegation of UM, QI, and other above designated functions, with tasks starting May 1, 1998 and concluding no later than October 31, 1998. Those preliminary plans are attached hereto, as Exhibits 2 and 3.


         PROVIDER shall comply with the Transition of Care Arrangement as defined, and attached hereto, as Exhibit 4


         PROVIDER agrees that the CAP and the two Joint Action Plans, attached hereto as Exhibits 1, 2, and 3, are critical to the successful transition of patient care and to the smooth interaction between PROVIDER, FHS and Participating Physician Groups (PPGs). PROVIDER shall, therefore, commit to complete and appropriate allocation of resources to fulfill its obligations under these Plans and shall agree to achieve those critical milestones as set forth in Exhibit 5. PROVIDER shall agree to financial penalties as set forth in Exhibit 5, for any failure to achieve those critical milestones.

         PROVIDER agrees to achieve and maintain those performance standards set forth in the Operations Manual. Notwithstanding the above, PROVIDER agrees to financial penalties for failure to achieve certain key performance standards; those key performance standards and the associated financial penalties are contained in Exhibit 6, attached hereto and incorporated herein.

4.       Section 4.1, TERM  of Article IV, TERM AND TERMINATION,  shall be
                      ----                 --------------------
         amended to read:

         The term of this Agreement shall commence on April 1, 1998 and shall continue for an initial period of three (3) years. This Agreement shall automatically renew for successive one year periods, unless one party notifies the other in writing of its intent not to renew this Agreement at least one hundred twenty (120) days prior to the next scheduled renewal date. Any and all negotiations must be completed thirty (30) days prior to the anniversary date of the contract. The renewal date of the term of this Agreement shall remain the same for all Benefit Programs covered hereunder, even if this Agreement becomes effective with respect to a particular Benefit Program after the initial or any renewal date of this Agreement, due to the licensure, contract award or other reason.

         During the initial term, either party has the right to request reconsideration of significant terms and conditions by giving notice of proposed Amendment provisions in writing by December 1 of each year, and the parties commit to finalize negotiations by March 1 of the subsequent year. Should the parties fail to reach mutual agreement through those discussions, one of the parties shall be expected, by the March 1 deadline, to give a ninety (90) day notice of termination.

         Notwithstanding the terms set forth in the above Amendment, PROVIDER shall have the right at any time during this Agreement to provide FHS with one hundred five (105) days prior written notice of termination if the PROVIDER's reason for termination results from a major subcontractor giving PROVIDER one hundred and twenty days (120) days notice of termination of the contractor.



IN WITNESS WHEREOF, the parties have executed this Amendment to be effective on the first day of the month after FHS has executed this Amendment. All other terms and conditions of the Agreement remain in full force and effect.


OPTION CARE, INC., A CALIFORNIA CORPORATION             FOUNDATION HEALTH SYSTEMS AFFILIATES


---------------------------------------                 -------------------------------------------
Rick E. Hanson                                          Linda S. Pollnow
President & CEO                                         Senior Vice President, Provider Network Management


-----------------------------------                     ---------------------------------
Date                                                    Date

                                   ADDENDUM A

                         AFFILIATES AND BENEFIT PROGRAMS


I.       AFFILIATES
         ----------

Upon execution of this Agreement, the Affiliates primarily using this Agreement include, but are not limited to, the following: Health Net; Foundation Health, a California Health Plan; Health Net Life Insurance Company; Qualmed Life and Health Insurance Company; Foundation Health National Life Insurance Company; Business Insurance Group, Inc.; Business Insurance Company; California Compensation Insurance Company; Combined Benefits Insurance Company; Commercial Compensation Insurance Company; Foundation Health Federal Services; California Compensation Insurance Company (Cal Comp); and, Preferred Health Network.


Notwithstanding the foregoing, PROVIDER further agrees that any other Affiliate of FHS not listed above may access the rates set forth in this Agreement and Addenda. Such affiliates would include Members of non-California based Affiliates who access contracts on a fee for service basis.


II.      BENEFIT PROGRAMS
         ----------------

Benefit Program participation and reimbursement under this Agreement shall include the following:


------------------------------------------------------------------------------------------------------------------
                                                                                        FEE-FOR-
                AFFILIATE AND BENEFIT PROGRAMS                        ADDENDUM           SERVICE        CAP

------------------------------------------------------------------------------------------------------------------

       HMO (Standard)                                                    B                               X
------------------------------------------------------------------------------------------------------------------
       Medicare Risk                                                     C                               X
------------------------------------------------------------------------------------------------------------------
       Medi-Cal                                                          D                  X
------------------------------------------------------------------------------------------------------------------
       Fee-for-Service                                                   E                  X
------------------------------------------------------------------------------------------------------------------
       CHAMPUS/Tricare and Other Government                              F                  X
------------------------------------------------------------------------------------------------------------------
       (Intentionally Left Blank)                                        G                  X
------------------------------------------------------------------------------------------------------------------
       Occupationally Ill/Injured or Workers'                            H                  X
       Compensation
------------------------------------------------------------------------------------------------------------------

                                   ADDENDUM B
                                 COMMERCIAL HMO


PROVIDER understands and agrees that the obligations of FHS set forth on this Addendum are only the obligations of Health Net and Foundation Health, a California Health Plan, (hereafter "HMO") and not the obligations of FHS or any other Affiliate of FHS. PROVIDER understands that HMO operates under two separate administrative infrastructures: one for Health Net Members and another for Foundation Health Members; HMO may continue to use separate administration for different product segments. During term of this Agreement, PROVIDER may receive capitation from both systems.


I.       DESCRIPTION OF PROVIDER RISK SERVICES:


         1.       HOME HEALTH SERVICES. Those Covered Services customarily
                  --------------------
         provided to Members in the home including, but not limited to, skilled nursing services rendered by a registered professional nurse or licensed vocational nurse; home health aide services; physical, occupational, speech and respiratory therapy services; and medical social services.

         Contracted Services are services which are provided in a Member's home to a homebound member, as defined herein. Except as provided below, Contracted Services shall be included as Provider Risk Services only when Members meet the home health requirements and such services are authorized by a Participating Provider. The home health requirements shall include: the Member is "homebound", under the care of a Participating Provider, and requires medically necessary skilled nursing services, short-term physical therapy, respiratory therapy, speech therapy, occupational therapy, or medical social services. Obstetrical patients in the early postpartum phase and Members requiring (at least) daily or more frequent wound care visits may also be eligible for home health services.


         In order to be considered "homebound", Members shall meet the following criteria:

         a.       Member is unable to leave home.

         b. It takes a considerable and taxing effort to leave (such as using special medical transportation and/or the Member requires medication in order to be moved).

         c. Absences from home are infrequent, of short duration, or are to receive medical care. (Homebound eligibility is not affected by frequent absences from home when the reason to leave is to receive medical care.)


         The following conditions shall be included as part of the Provider Risk
         Services:


         a. Member's medical condition is such that if the Member leaves home, it creates a public health hazard.


         b. Member has been discharged from the hospital post-partum and services must be reasonable and medically necessary.

         c. Member receives infusion services at school or work and has additional medically necessary skilled nursing needs at home such as respiratory monitoring for a ventilator dependent Member. The hours and level of care for the Member's skilled nursing needs at home will be reviewed and approved by HMO or PROVIDER's Medical Director.

         d. Home infusion therapy and durable medical equipment services are not restricted to homebound Members.


         2.       SKILLED NURSING SERVICES. Skilled nursing services are those
                  ------------------------
         which require the technical skills of a nurse (i.e., specialized training and knowledge). Examples would be catheter care, postural drainage and percussion, NG tube insertion and feedings, manual removal of fecal impactions and dressing changes requiring aseptic techniques. A nurse may instruct the patient or family Members in performance of the procedure. Nursing procedures performed during the course of teaching are considered skilled. Services that can be safely and effectively performed (or self administered) by the average nonlicensed, non-medical person without the direct supervision of a licensed nurse are not skilled nursing services, even though a licensed nurse may provide the service.

         Capitated Medical Groups/IPA (now referred to as "PPG") who authorize skilled nursing services adhere to the following criteria:

         a. PPG must determine the need for Skilled Nursing services; formulate a treatment plan; and include the order for home health services in the Member's treatment plan.

         b. PPG must consider both the inherent complexity of the service and the condition of the Member when weighing the need for home health services.

         c. A service is considered a skilled nursing service when it is performed or directly supervised by a licensed nurse.

         Skilled nursing observation and evaluation may be necessary if a change (i.e. medications, therapies) is made in the treatment plan by the Member Physician. Generally three (3) weeks is considered the maximum limit on the skilled observation and evaluation if the Member is stable and no changes have been made. The criteria for skilled nursing observation and evaluation are as follows:

         a.       When the Member is medically unstable.
         b. When the Member has frequent contact with a Participating Provider for medical treatment.
         c.       When Member has changes in medications (date and reason).
         d.       When Member has a new diagnosis.
         e.       When Member is under a new treatment plan.


         3.       HOME INFUSION SERVICES. Home Infusion Services are services
                  ----------------------
         which involve the dispensing and administration of prescribed intravenous substances and solutions, and patient education. All equipment and supplies necessary to provide such services are also covered. Infusion patients do not need to be homebound but must meet the criteria for home health care and meet the requirements of the Utilization Program to be included as Provider Risk services.

         4.       PHYSICAL, SPEECH, OCCUPATIONAL, RESPIRATORY THERAPY. These
                  ---------------------------------------------------
         services must relate directly and specifically to a written treatment plan established by a Member Physician usually after the Member Physician has consulted with a qualified therapist. The therapy must be medically necessary for the treatment of the Members illness or injury. Member must meet the criteria for home health services as defined in
         Section I, number 1, Home Health Services.

         5.       MEDICAL SOCIAL SERVICES. Medical social services are covered
                  -----------------------
         if they are prescribed by a Member Physician, included in the Member's treatment plan, and are medically necessary. Indication of social problems must exist which are or will prevent the effective treatment of either the Member's medical condition or recovery. Only licensed medical social worker may perform medical social services. Member must meet the criteria for home health services as defined in Section I, number 1, Home Health Services.

         6.       HOME HEALTH AIDE SERVICES. A home health aide is authorized
                  -------------------------
         only in conjunction with skilled nursing services provided by a licensed RN or LVN, or a Participating Provider or speech therapist. The home health aide provides personal care to the Member. Such services must be medically necessary. The Member's medical condition and need will dictate the frequency and duration of home health aide services (per day, etc.). Custodial care, as defined in the Medical Policy Manual is not a Covered Service. Member must meet the criteria for home health services as defined in Section I, number 1, Home Health Services.

         7.       DURABLE MEDICAL EQUIPMENT. Durable Medical Equipment (DME) and
                  -------------------------
         supplies are covered subject to the Member's Coverage Certificate. If the Member's Plan does not provide coverage for DME, but provides coverage for home health care, such equipment when determined to be medically necessary shall be paid by HMO based on the fee-for-service rates described in the applicable Addendum.

         8.       MEDICAL SUPPLIES. All supplies used in conjunction with a home
                  ----------------
         health service and/or for teaching of a Member until Member becomes independent, are considered as part of the home health benefit.

         9.       HOME HOSPICE CARE. Hospice services include all services as
                  -----------------
         defined in the Medicare hospice program.


         10.      WOUND CARE. Wound care is covered when a homebound Member
                  ----------
         requires one or more dressing changes per day and the Member is not able to perform the dressing change. If three or more wound care changes per day are required, HMO will use best efforts to refer care to an appropriate facility; however, if such referral is not possible, PROVIDER will be responsible for authorized wound care. Member must meet the criteria for home health services as defined in Section I, number 1, Home Health Services. PROVIDER is not responsible for dressing changes for non-homebound Members. Any disputes regarding wound care will be determined by an HMO Medical Director.


         11.      DIABETIC SUPPLIES. PROVIDER shall be responsible for diabetic
                  -----------------
         supplies only (chem strips, lancets, and syringes) for those HMO Members without a pharmacy benefit and the provision of those diabetic supplies shall be covered under the DME benefit.


  II.    NON-CONTRACTED AND EXCLUDED SERVICES:
         ------------------------------------

         The following services are those services which PROVIDER is not responsible for rendering under this Agreement or which HMO is not responsible for providing under an applicable Benefit Program:


         1.      MEDICAL SUPPLIES.  PROVIDER shall not be responsible for
                 ----------------
         providing Medical Supplies when Member is not receiving home health, home infusion, or hospice services. All supplies used in conjunction with a nursing visit which meets home health requirements are included as Provider Risk Services.


         2.       BONE GROWTH STIMULATORS. PROVIDER shall not be responsible for
                  -----------------------
         providing Bone Growth Stimulators. This item is covered under the surgical supply benefit and is usually billed under a hospital claim. In the event PROVIDER is asked to provide this item, PROVIDER may bill HMO and HMO shall pay PROVIDER based on the Fee for Service rates in The applicable Addendum.

         3.       SELF INJECTIBLE MEDICATIONS.  Self Injectible Medications,
                  ---------------------------
         excluding human growth hormones and antihemophic factors, are a medical benefit and are the financial responsibility of the PPG. In the event that PROVIDER is asked to provide such medications, PROVIDER shall bill the Member's PPG directly.


         4.       OUT OF AREA. PROVIDER is not responsible for providing
                  -----------
         emergency and out of area skilled nursing care provided to Members who are out of the Service Area. However, for a limited duration of one month, planned out-of-area nursing and infusion services shall be considered PROVIDER Risk Services as long as reasonable notification is given by the Member or PPG for such occurrences.

         5. CUSTODIAL HOMEMAKER CARE. PROVIDER shall not be responsible for custodial homemaker care.


         6.       NOT-COVERED SERVICES. Services which are not covered by Plan
                  --------------------
         includes, but are not limited to, the following:

                  a. Food, housing, homemaker services, and home-delivered meals.
                  b. Home hemodialysis services, including the purchase or rental of equipment required for renal dialysis procedures.
                  c. Supportive environmental equipment such as handrails, ramps, etc., as defined in the Medicare guidelines.
                  d. Services deemed not to be medically necessary or appropriate by the PPG and HMO.
                  e. Exercise devices (Exercycles), gravitonic devices, treadmill, room air purifier, air conditioner and similar types of devices.
                  f.       Experimental drugs.

III.     HMO REIMBURSEMENT PROGRAMS
         -------------------------


         1.       COMPENSATION FOR PROVIDER RISK SERVICES. Effective April 1,
                  ---------------------------------------
         1998, as compensation for providing Provider Risk Services HMO shall pay PROVIDER $1.40 Per Member Per Month (PMPM) for each Commercial HMO Member eligible to receive such services from PROVIDER during any particular month. Capitation shall be increased to $1.42 PMPM at such time Health Net's Quality Improvement Committee approves PROVIDER for full delegation. Capitation shall be computed on the basis of the most current information available in the eligibility file of Health Net or the former Foundation Health Plan. Member eligibility rules may vary by eligibility system until such time as the HMO can consolidate all members onto a single operating system. Capitation payment shall be paid by the HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend. Each Capitation payment shall be accompanied by a remittance summary. The remittance summary identifies the total Capitation payable and those Commercial HMO Members for whom Capitation is being paid. In the event of a Capitation error, resulting in an overpayment or underpayment to PROVIDER, HMO shall adjust subsequent Capitation to offset such error. (Member eligibility rules may vary by eligibility system until such time as the HMO can consolidate all members onto a single operating system.)

         2.       GENERAL STOP LOSS PROGRAM. PROVIDER's Stop Loss threshold
                  -------------------------
         shall be $50,000.00 per Commercial HMO Member during the contract year of the Agreement (each May 1st through each April 30th). If the PROVIDER projects the costs of providing services to a Member will reach the $50,000.00 threshold, PROVIDER shall refer the Member to HMO's Care Management Department, at point of determination. PROVIDER shall submit claims under the applicable stop loss program no later than sixty (60) calendar days at the conclusion of service which occur beyond the threshold or at the end of the month in which services were rendered. Failure to submit claims in a timely manner may result in forfeiture of PROVIDER's right to reimbursement. For purposes of determining if the stop loss threshold has been reached, the compensation schedule set forth in the applicable Addendum shall be the source rates for calculation. HMO shall compensate PROVIDER for claims in excess of the stop loss threshold at eighty percent (80%) of the Fee-for-Service rates in The applicable Addendum, except for drugs which will be reimbursed at AWP minus ten percent (10%), less applicable Copayments, coinsurance, deductibles and payments from third parties or coordination of benefits.

         3.       CUSTOM EQUIPMENT STOP LOSS. PROVIDER shall be responsible for
                  --------------------------
         the first $6,000 in incurred cost per Commercial HMO Member during the contract year (each May 1st through each April 30th) for: (1) custom and power wheelchairs and (2) custom and power scooters. Subsequent to reaching the $6,000 threshold, the HMO shall assume the financial responsibility for the custom equipment cost for that Member. PROVIDER shall submit to HMO evidence of PROVIDER's cost plus ten percent (10%) within sixty (60) calendar days following the day of delivery. Reimbursement from HMO to PROVIDER shall be less applicable copayments, deductibles, and recoveries from third parties and coordination of benefits. Failure to submit invoices timely may result in forfeiture of PROVIDER's right to reimbursement.


         PROVIDER shall notify HMO of any authorization for custom equipment whose cost is projected to exceed the threshold, prior to arranging for the product. Notification requirements shall be as stated in the Operations Manual.

         4.       BLOOD FACTOR PRODUCTS STOP LOSS. Blood Factor products include
                  -------------------------------
         antithrombin III, factor 8 (VIII), factor 9 (IX), factor 11 (XI), and factor 13 (XIII). PROVIDER shall be responsible under Capitation for the first $400,000.00 in calculated cost for all Commercial HMO Members assuming 700,000 Members (or for the first $57,142.00 in calculated costs for each 100,000 Members subject to Capitation.) After this threshold has been reached, the HMO shall assume all financial responsibility for such products for any Commercial HMO Member.


         The threshold shall be determined on a contract year basis (each May March 1st through each April 30th) and shall be calculated using the compensation schedule set for in The applicable Addendum. HMO shall compensate PROVIDER for claims in excess of this stop loss threshold at eighty percent (80%) of the fee-for-service rates in The applicable Addendum for services and at AWP minus 10% for medications, less applicable copayments, coinsurance, deductibles, and recoveries from third parties and coordination of benefits.


         PROVIDER shall notify HMO's Care Management department of each Member receiving blood factor products and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Member costs under this stoploss provision. Failure to notify of inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

         5.       LONG TERM SHIFT CARE EXCLUSION. PROVIDER shall not be
                  ------------------------------
         responsible for Long Term Shift Care. Such shift care is defined as those Medically Necessary home health skilled nursing services, which is not hospice care, for four (4) or greater continuous hours per day for a period of more than thirty (30) days. If, at the point of acute hospital discharge, the attending physician and HMO determine that shift care will be Medically Necessary for a period of thirty (30) days or more, the case will be deemed to be Long Term Shift Care and HMO shall be financially responsible for all such Long Term Shift Care from the first day of patient care. Furthermore, if such Long Term Shift Care is identified after care has been initiated, HMO shall be financially responsible from the onset of such services. PROVIDER shall be responsible for shift care for patients whose care requirements are less than thirty (30) days.

         6.       CAPITATION DEDUCTIONS. PMPM deductions shall be made to
                  ---------------------
         PROVIDER's monthly capitation as adjustment for items covered under a PPG's Professional Capitation. In the event PPG has been assigned the risk for Durable Medical Equipment, a deduction of .42 PMPM can be made in PROVIDER capitation for Members assigned to such PPG. HMO shall notify PROVIDER on a monthly basis of such PPG. HMO shall notify PROVIDER on a monthly basis of any such PPGs.

                                   ADDENDUM C

                          MEDICARE RISK BENEFIT PROGRAM

This Addendum sets forth additional terms which shall only apply to Members who are enrolled in HMOs Medicare Risk Benefit Programs. PROVIDER understands and agrees that the obligations set forth in this Addendum are only the obligations of Health Net and Foundation Health, a California Health Plan, (hereafter "HMO"), and not the obligations of HMO or any other Affiliate of HMO.

A.       DEFINITIONS:
         ------------

         For purposes of this Addendum, the definitions included herein shall have the meaning required by law to applicable Medicare Risk Programs.

         1.       HCFA. The Health Care Financing  Administration  which is the
                  ----
                  agency of the federal government responsible for administration of the Medicare program.

         2.       MEDICARE RISK SERVICE AREA. The area approved by HCFA and the
                  --------------------------
                  State regulatory agency as the area in which HMO may market and enroll Medicare HMO Members. At any given time during the term of this Agreement, the Medicare Risk Service Area consists of the list of zip codes currently approved by HCFA and/or the State regulatory agency as the Medicare Risk Service Area.

         3.       PMPM. For purposes of this  Addendum,  any per Member per
                  ----
                  month ("PMPM") calculation shall be based on Medicare HMO Members only.

B.       STANDARD BENEFIT RISK PROGRAMS:
         ------------------------------


         Contracted Services shall be those Medically Necessary Covered Services as defined by HCFA for home health services, home infusion services, hospice care, and durable medical equipment provided to Medicare eligibles. All benefit administration shall be defined by HCFA. The only exceptions to standard HCFA service or administrative guidelines shall be as follows:


         1.       SELF INJECTIBLE MEDICATIONS.  Self  Injectible  Medications,
                  ---------------------------
         excluding human growth hormones and antihemophic factors, are a medical benefit and are the financial responsibility of the PPG. In the event that PROVIDER is asked to provide such medications, PROVIDER shall bill the Member's PPG directly.


         2.       OUT OF AREA. PROVIDER is not responsible for providing
                  -----------
         emergency and out of area skilled nursing care provided to Members who are out of the Service Area. However, for a limited duration of one month, planned out-of-area nursing and infusion services shall be considered PROVIDER Risk Services as long as reasonable notification is given by the Member or PPG for such occurrences.


C.       REIMBURSEMENT
         -------------

         1.       COMPENSATION FOR PROVIDER RISK SERVICES. Effective April 1,
                  ---------------------------------------
         1998, as compensation for providing PROVIDER Risk Services, HMO shall pay PROVIDER $6.77 Per Member Per Month (PMPM) for each Medicare HMO Member eligible to receive such services from PROVIDER during any particular month. Capitation shall be computed on the basis of the most current information available in the eligibility files of Health Net or the former Foundation Health Plan and shall be paid by HMO wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or is on a weekend or within two (2) days of HCFA's payment to HMO, whichever is later. Each Capitation payment shall be accompanied by a remittance summary. The remittance summary identifies the total Capitation payable and those Medicare Risk HMO Members for whom Capitation is being paid. In the event of a Capitation error, resulting in an overpayment or underpayment to PROVIDER, HMO shall adjust subsequent Capitation to offset such error. (Member eligibility rules may vary by eligibility system until such time as the HMO can consolidate all members onto a single operating system.)

         2.       STOP LOSS PROGRAM. PROVIDER's Stop Loss threshold shall be
                  -----------------
         $50,000.00 per Medicare Risk Member during the contract year of the Agreement (each April 1st through each March 31st). If the PROVIDER projects the costs of providing services to a Member will reach the $50,000.00 threshold, PROVIDER shall refer the Member to HMO's Care Management Department, at point of determination. PROVIDER shall submit claims under the applicable stop loss program no later than sixty (60) calendar days following those days of service which occur beyond the threshold. Failure to submit claims in a timely manner may result in forfeiture of PROVIDER's right to reimbursement. For purposes of determining if the stop loss threshold has been reached, the compensation schedule set forth in Fee-For-Service Addendum shall be the source rates for calculation. HMO shall compensate PROVIDER for claims in excess of the stop loss threshold at eighty percent (80%) of the Fee-for-Service rates in the applicable Addendum, except for drugs which will be reimbursed at AWP minus ten percent (10%), less applicable Copayments, coinsurance, deductibles and payments from third parties or coordination of benefits.

         3.       CUSTOM EQUIPMENT STOP LOSS. PROVIDER shall be responsible for
                  --------------------------
         the first $6,000 in incurred cost per Commercial HMO Member during the contract year (each May 1st through each April 30th) for: (1) custom and power wheelchairs and (2) custom and power scooters. Subsequent to reaching the $6,000 threshold, the HMO shall assume the financial responsibility for the custom equipment cost for that Member. PROVIDER shall submit to HMO evidence of PROVIDER's cost plus ten percent (10%) within sixty (60) calendar days following the day of delivery. Reimbursement from HMO to PROVIDER shall be less applicable copayments, deductibles, and recoveries from third parties and coordination of benefits. Failure to submit invoices timely may result in forfeiture of PROVIDER's right to reimbursement.


         PROVIDER shall notify HMO of any authorization for custom equipment whose cost is projected to exceed the threshold, prior to arranging for the product. Notification requirements shall be as stated in the Operations Manual.

         4.       BLOOD FACTOR PRODUCTS STOP LOSS. Blood Factor products include
                  -------------------------------
         antithrombin III, factor 8 (VIII), factor 9 (IX), factor 11 (XI), and factor 13 (XIII). PROVIDER shall be responsible under Capitation for the first $400,000.00 in calculated cost for all Medicare Risk HMO Members up to 70,000 Members (or for the first $57,142.00 in calculated costs for each 10,000 Members subject to Capitation). After this threshold has been reached, the HMO shall assume all financial responsibility for such products for any Medicare HMO Member.


         The threshold shall be determined on a contract year basis (each May 1st through each April 30th) and shall be calculated using the compensation schedule set for in the applicable Addendum. HMO shall compensate PROVIDER for claims in excess of this stop loss threshold at eighty percent (80%) of the fee-for-service rates in the applicable Addendum for services and at AWP minus 10% for medications, less applicable copayments, coinsurance, deductibles, and recoveries from third parties and coordination of benefits.


         PROVIDER shall notify HMO's Care Management department of each Member receiving blood factor products and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Member costs under this stoploss provision. Failure to notify of inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

         5.       LONG TERM SHIFT CARE EXCLUSION. PROVIDER shall not be
                  ------------------------------
         responsible for Long Term Shift Care. Such shift care is defined as those Medically Necessary home health skilled nursing services, which is not hospice care, for four (4) or greater continuous hours per day for a period of more than thirty (30) days. If, at the point of acute hospital discharge, the attending physician and HMO determine that shift care will be Medically Necessary for a period of thirty (30) days or more, the case will be deemed to be Long Term Shift Care and HMO shall be financially responsible for all such Long Term Shift Care from the first day of patient care. Furthermore, if such Long Term Shift Care is identified after care has been initiated, HMO shall be financially responsible from the onset of such services. PROVIDER shall be responsible for shift care for patients whose care requirements are less than thirty (30) days.

         6.       CAPITATION DEDUCTIONS. PMPM deductions shall be made to
                  ---------------------
         PROVIDER's monthly capitation as adjustment for items covered under a PPG's Professional Capitation. In the event PPG has been assigned the risk for Durable Medical Equipment, a deduction of $3.17 PMPM can be made in PROVIDER capitation for Members assigned to any such PPGs. HMO shall notify PROVIDER on a monthly basis of any such PPGs.

         7.       COMPENSATION TO OTHER PROVIDERS OF PROVIDER RISK SERVICES.
                  ---------------------------------------------------------
         PROVIDER shall compensate all Participating Providers of Provider Risk Services to Members assigned to PROVIDER. In the event that PROVIDER does not process and pay eligible claims submitted by Participating Providers for Provider Risk Services within timeframes required by law, after verification with the PROVIDER that the claim was not paid for some valid reason, HMO may pay such claims at the lesser of HMO's contract rate, the PROVIDER's subcontract terms, or the PROVIDER's billed charges, and shall deduct such amounts paid from PROVIDER's Capitation as set forth in the Operations Manual.

                                   ADDENDUM E

                     FEE-FOR-SERVICE COMPENSATION SCHEDULE


PROVIDER understands that Affiliates of FHS or Payors contracted with FHS who are qualified may provide PPO, EPO and POS Benefit Programs. FHS shall provide PROVIDER with a listing of all such Payors, as updated from time to time by FHS. Notwithstanding any provision in this Agreement, PROVIDER and Participating Provider understand and agree that each Payor is solely responsible for paying PROVIDER and/or Participating Provider for those individuals to whom Payor provides health care coverage. In no event shall FHS or any FHS Affiliate be responsible for any payment which is the financial responsibility of a Payor and PROVIDER shall seek compensation for such services only from Payor.

For designated Benefit Programs offered by FHS Affiliates or Payors, PROVIDER shall be compensated for non-capitated, authorized Contracted Services, less applicable Copayments, in an amount equal to the rates described in this
Addendum:


A.       BENEFIT PROGRAM REQUIREMENTS:
         ----------------------------

         PROVIDER agrees:

         1. To comply with the terms and conditions of this Addendum, the terms of the applicable Benefit Programs, and of the Operations Manual.

         2. To comply with FHS efforts to provide Case Management. PROVIDER agrees to provide a written treatment plan within five (5) working days of receipt of request from FHS. A treatment plan includes a statement of diagnosis, current patient condition, current or proposed treatment, and anticipated outcomes.

         3. FHS shall not be obligated to pay all or any portion of any PROVIDER claim on a Payor's behalf unless and until FHS has received sufficient funds from the applicable Payor to cover such claim but shall require prompt funding in its Agreement with payors and shall assist PROVIDER in receiving payment. In the event such Payor fails to provide funds to FHS, PROVIDER may seek payment from Member up to the rates specified in this Addendum, unless prohibited by applicable law.


B.       COMPENSATION:
         ------------


         PROVIDER shall be compensated for services rendered under this Addendum according to the following rates and payment guidelines. Such compensation shall be paid subject to the billing requirements set forth in the Agreement. FHS shall pay all claims within thirty (30) calendar days from day of receipt by FHS or within parameters set forth by state or federal law, whichever is the shorter timeframe.


I.       HOME INFUSION THERAPY SERVICES:

         All aspects of PROVIDER's comprehensive services are covered under one of several therapy specific prices. The therapy services listed within are inclusive of the following:

              1. Clinical and nursing services, including 24 hour per day, 7 days a week on call availability for pharmacy, nursing, and delivery.

              2. Initial nurse assessment, two nursing visits a week, and pharmacy and clinical monitoring;

              3. All therapy related IV solutions/sets, needleless system, solutions, diluent, minibags, dressings, nursing/medical supplies and equipment;

              4. Support services related to delivery and transportation, equipment rental of infusion pumps and IV poles and other related equipment, line maintenance, obtaining of laboratory specimens (exception: lab draws ordered for purposes unrelated to authorized therapies), pharmacy compounding and dispensing, and hazardous/infectious waste management, waste disposal, and equipment cleaning;

              5. Support services facilitating patient access and care, including precertification and/or preauthorization services, education and training, and other customer services;

              6. Information services that monitor, track and report utilization by a variety of both clinical and financial criteria, including prescription tracking and record keeping, utilization reporting, administration and overhead.

              7.  All medications shall be reimbursed at Average Wholesale Price
                  (AWP) minus ten percent (10%).

a.       ANTIBIOTIC,  ANTIVIRAL,  AND ANTIFUNGAL THERAPY

The antibiotic, antiviral, and antifungal therapy rate is composed of the daily per diem rate, determined by the dosing schedule, plus the AWP minus 10% of the drug used. (This rate is applicable for central or peripheral lines.)



     Dosing Schedule                             Per Diem Rate/Code
     ---------------                             ------------------

     Every 24 hours, q24                         $ 70.00/ AB241
     Every 12 hours, q12                         $ 80.00/ AB121
     Every  8 hours, q8                          $ 90.00/ AB081
     Every  6 hours, q6                          $ 95.00/ AB061
     Every  4 hours, q4                          $105.00/ AB041
     Every  3 hours, q3                          $105.00/ AB031


b.   MULTIPLE REGIMENS (BOTH PERIPHERAL AND CENTRAL LINES):

For multiple drug regimens, the per diem for each of the lower cost dosing regimen will be paid at 50% of the overall lower cost procedures per diem plus the AWP minus 10% of any antibiotic, antiviral, and antifungal drugs being administered.

c.   TOTAL PARENTERAL NUTRITION (TPN) THERAPY

TPN therapy consists of amino acid/dextrose; including electrolytes, vitamins (excluding Vitamin K), trace elements, insulin and heparin. The TPN therapy service is composed of the daily per diem rate, determined by the daily volume of TPN solution. The per diem rate for TPN therapy INCLUDES the TPN solutions. There is NOT a separate rate for the AWP of the solutions. Lipids will be paid at a separate rate, as detailed below. Any additionally authorized additives (except renal & hepatic) will be paid at AWP minus 10%. The pump is included in the per diem rates.



     Standard TPN Solution                       Per Diem Rate/Code
     ---------------------                       ------------------

     Solution  1.0 liters or less per day        $135.00/TP101
     Solution  1.1 to 2.0 liters per day         $155.00/TP201
     Solution  2.1 to 3.0 liters per day         $175.00/TP301
     Solution  3.1 liters or greater per day     $185.00/TP401



     Lipids will be paid in addition to the standard per diem for Solution:
     ---------------------------------------------------------------------

     10%  up to 500 ml                  $ 35.00/TP050
     20%  up to 500 ml                  $ 45.00/TP060

d.   CHEMOTHERAPY

The per diem service is composed of the daily per diem rate plus the AWP minus 10% of the chemotherapeutic agent.


                                                 Per Diem Rate/Code
                                                 ------------------

     Chemotherapy, one or more drugs             $ 70.00/CH001



e.   HYDRATION THERAPY

Hydration therapy consists of fluids with electrolytes. The hydration therapy service is composed of the daily per diem rate. The per diem rate for Hydration therapy INCLUDES the charge for the fluids and electrolytes. There is NOT a separate rate for the AWP of the solutions.


     Standard Hydration Solution                 Per Diem Rate/Code
     ---------------------------                 ------------------

              Any amount                         $ 55.00/HD101
              Additives                          AWP-10%


f.  PAIN MANAGEMENT THERAPY

The Pain Management therapy service rate is composed of the daily per diem rate plus AWP minus 10% of the analgesic drug.


                                                 Per Diem Rate/Code
                                                 ------------------

Continuous or Intermittent pain                  $ 60.00/PA101
management, one drug or multiple drugs



g.   ENTERAL NUTRITION THERAPY                                          Code
                                                                        ----

The Enteral therapy service is composed of AWP minus 10% of
the enteral solution PLUS $40.00 per delivery.                          EN100

h.   AEROSOLIZED PENTAMIDINE THERAPY

The Pentamidine therapy service is composed of the daily per diem rate plus AWP minus 10% of the drug, plus the compressor at the appropriate DME rate.



                                                 Per Diem Rate/Code
                                                 ------------------

Pentamidine                                      $ 65.00/AP100


i.  GROWTH HORMONE THERAPY

The Growth Hormone therapy rate is composed of the AWP minus 5% plus $20.00 per vial of the growth hormone.


                                                 Rate/Code
                                                -----------

     Growth Hormone                              $ 20.00 per vial + AWP-5%/GH100

j.   NEUPOGEN, EPOGEN, & PROCRIT SUBCUTANEOUS THERAPIES

The Neupogen, Epogen & Procrit therapy service is composed of the AWP minus 5% plus $40.00 per vial of the drug.


                                                 Rate/Code
                                                 -----------

Neupogen                                         $ 40.00 per vial + AWP-5%/NE100
Epogen                                           $ 40.00 per vial + AWP-5%/EP100
Procrit                                          $ 40.00 per vial + AWP-5%/PR100


k.   CARDIAC (DOBUTAMINE) THERAPY

The Dobutamine therapy service is composed of the daily per diem rate plus the AWP minus 10% of the drug.


                                                 Per Diem Rate/Code
                                                 ------------------

Dobutamine Therapy                               $ 80.00/CA101


l.   INTRAVENOUS IMMUNE GLOBULIN THERAPY

The IV Immune Globulin therapy service is composed of the daily per diem rate plus the AWP minus 10% of the drug.


                                                 Per Diem Rate/Code
                                                --------------------

IV Immune Globulin Therapy                       $ 60.00/IM101

m.   STEROID THERAPY

The Steroid Therapy service is composed of the daily per diem rate plus the AWP minus 10% of the drug.


                                                 Per Diem Rate/Code
                                                 ------------------

Steroid therapy                                  $ 60.00/ST101


n.   SKILLED NURSING SERVICES

See home health nursing rates.


o.   PICC LINE INSERTION SERVICE

The PICC Line Insertion Service consists of a charge for each PICC Line Insertion. Verification of PICC placement via X-Ray is not included, and PROVIDER is not responsible for the cost of the X-Ray.


                                                 Rate/Code
                                                 ---------


PICC LINE INSERTION SERVICE                      $180.00/PC000

p.   CENTRAL LINE MAINTENANCE

The central line maintenance rate is a per diem rate and includes supplies needed to maintain a catheter but excludes the nursing visit. AWP minus 10% will be paid for any medication and flushes used.


     All Catheters                               $6.00 per diem/CL000


q.   OTHER THERAPIES AND/OR SERVICES

Any therapies not included in the agreement will be negotiated on a case by case basis.


Code for other therapies                         AD100


II.  HOME HEALTH NURSING:

     All rates are defined as visits up to two hours. Any services thereafter will be charged at the hourly rate. The rates also include medical supplies, travel, time and mileage. No additional payment will be made for holidays.


     1.  RN Nursing Visit                        $ 68.00 per visit/HH000
                                                 $ 35.00 per hour/HH001

     2.  LVN Nursing Visit                       $ 48.00 per visit/HH010
                                                 $ 24.00 per hour/HH011

     3.  Physical Therapy                        $ 65.00 per visit/HH040

     4.  Occupational Therapy                    $ 65.00 per visit/HH060

     5.  Speech Therapy                          $ 65.00 per visit/HH050

     6.  Medical Social Worker                   $ 65.00 per visit/HH030

     7.  Home Health Aide or                     $ 39.00 per visit/HH020
         Certified Nurses Aide                   $ 19.00 per hour


III.  DURABLE (HOME) MEDICAL EQUIPMENT:


FHS shall reimburse PROVIDER at the fee schedule attached for all items, except as noted for Oxygen and Respiratory equipment, and which shall be updated from time to time at the mutual agreement of the parties.

The description of DME categories and terms are as follows:

1. CAPPED RENTAL ITEMS (CR). This category includes DME which is generally rented monthly rather than purchased). Rental payment will be made for a maximum of 12 months. PROVIDER must continue to supply the rented DME at no additional charge after the maximum rental period is met. PROVIDER shall be paid a maintenance servicing fee every six months for a capped rental item. The maintenance and service fee shall be equal to one month rental rate for the item.

2. FREQUENTLY SERVICED ITEMS (FS). This category includes items which require frequent and substantial servicing in order to avoid risk to the patients health (e.g. aspirators, IPPB machines, nebulizers). These items are rented monthly with no rental cap as long as it is medically appropriate forthe Members condition. FHS shall not pay a maintenance or servicing fee on these items.

3. INEXPENSIVE AND ROUTINELY PURCHASED ITEMS (IR). This includes DME whose purchase price generally does not exceed $150.00 (Medicare rate) or DME which is generally purchased at least 75% of the time. Payment for IR items shall be made on a rental basis or in a lump-sum purchase amount. If rental rather than lump-sum purchase is chosen, the total amount of rental payments may not exceed the allowed lump-sum purchase amount.

4. OSTOMY, TRACHEOSTOMY AND UROLOGICALS (OS). These are also inexpensive routinely purchased supplies that are required for surgically created opening, urologic and tracheostomy care. Supplies will be limited to Usual Maximum Quantity of Supplies as suggested on DMERC Region D Supplier Manual.

5. OXYGEN AND OXYGEN EQUIPMENT (OX). Included in this category are oxygen (both gaseous and liquid) and all equipment and supplies used to deliver oxygen to the patient. These items will be rented monthly with no rental cap for three months at a time as long as it is medically appropriate. After three months rental, an authorization extension request by the provider must be accompanied with a follow up test of the initial indications, performed within the final 30 days of that 90-day period. Payments for stationary oxygen system rentals and for oxygen provided to members are included. The provider must bill on a monthly basis for all covered oxygen equipment and/or oxygen contents furnished during a month, regardless of the number of times delivery of oxygen or equipment was made in that month. Because the monthly payment is all inclusive, the single monthly bill must show each reported HCPCS oxygen/equipment code only once. Further:

   a. All stationary liquid oxygen systems shall include a portable liquid oxygen set at no additional charge.

   b. All oxygen concentrator and compressed oxygen stationary system rentals must include a standby E tank at no additional charge.


------------------------------------------------------------------------------
     HCPC CODE                      DESCRIPTION                     AMOUNT
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    E0424-E0425     Gaseous Oxygen System, Stationary              $220.64
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
    E0430-E0431     Gaseous Oxygen System, Portable                $34.68
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
    E0434-E0435     Liquid Oxygen System, Portable                 $34.68
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
    E0439-E0440     Liquid Oxygen System, Stationary               $220.64
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       E0452        BiPAP-S                                        $211.46
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       E0480        Precussor - Variable Speed                     $37.09
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       E0550        Humidifier Jar/Cover (Heated)                  $43.03
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       EO560        Humidifier                                     $17.25
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       E0565        Compressor, Jar                                $52.38
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       E0570        Nebulizer, w/ Compressor                       $16.94
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       E0575        Nebulizer, Ultrasonic                          $88.23
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       E0600        Suction Pump - Home Model                      $39.30
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
       E0601        CPAP (excluding accessories)                   $90.36
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
    E1400-E1404     Oxygen Concentrators (all)                     $220.64
------------------------------------------------------------------------------

6. SURGICAL DRESSINGS (SD). This category include supplies required to care for surgical and non-surgical wounds that shall be purchased. However, FHS will not reimburse the provider for these items on the day of a visit provided by a home health agency or other health care providers.

7. SUPPLIES (SU). This category include supplies such as blood glucose test strips, lancets, etc. that shall be purchased. However, FHS will NOT reimburse the provider for these items if the care is provided by a home health agency or care providers.

8. TRANSCUTANEOUS ELECTRICAL NERVE STIMULATORS (TENS) (TE). This category includes only E0720 and E0730. TENS is a device which utilizes electrical current delivered through electrodes placed on the surface of the skin to decrease the patients perception of pain by inhibiting the transmission of afferent pain nerve impulses and/or stimulating the release of endorphins. Unless TENS units are purchased, supplies for the unit are included in the rental allowance - i.e., there is no additional allowance for electrodes (A4558), lead wires, batteries (A4630) etc.

Conditions:

1. All purchased or rental equipment shall include all medically necessary supplies and training, to ensure delivery of the treatment prescribed.

2.   FHS shall not reimburse:

o    For delivery and pick up of the rented/purchased item.
o    For training of the patient and/or the family on the use of the item.
o    For after hours, weekend, holiday availability for delivery of
o    rental/purchased DME.

3. FHS shall reimburse PROVIDER at sixty five percent (65%) of billed charges for any HCPCS codes that are not listed in the DME fee schedule.


4. PROVIDER agrees that in no event shall total rental reimbursement exceed the purchase price of an item.

IV.     PERINATAL SERVICES:

        Included in the per diem rates are all supplies, medications, nursing, and equipment. If additional services are indicated for pre-term labor services, i.e. hydration therapy, TPN, antibiotics, or other IV medications, PROVIDER will be reimbursed for such services in accordance to the fee for service rate schedule in addition to the per diem rates below:



1.       Level I Intrauterine monitor with or without oral tocolytic therapy      $ 75.00 per day

2.       Level II     Intrauterine monitor and subcutaneous tocolytic therapy     $248.00 per day
                      subcutaneous tocolytic therapy

3.       Perinatal Non-Stress Test (one fetus)                                    $125.00 per test
         Perinatal Non-Stress Test (two fetuses)                                  $185.00 per test

V.      HOSPICE CARE SERVICES:

FHS shall reimburse PROVIDER the lesser of: (a) the per diem rates indicated below; or (b) the Medicare Allowable rates.


Level of Care                                     Per Diem Rate
-------------                                     -------------

Hospice Level 1                                    $95.00
Hospice Level 2                                    $45.00
Hospice Level 3                                    $195.00
Hospice Level 4                                    $300.00

1.  The Hospice Levels shall include the following:

Hospice Level 1 - This is designed to meet the needs of the hospice patient who has a primary care giver in the home. The attendant/home aide component has a maximum of 20 hours a week.

Hospice Level 2 - This level is designed to meet the needs of the hospice patient who has a primary care giver in the home. The attendant/home health aide component has a maximum of 60 hours a week.

Hospice Level 3 - This level is designed to meet the needs of the hospice patient who has a primary care giver in the home. The attendant/home health aide component has a maximum of 80 hours a week.

Hospice Level 4 - This level is designed to meet the needs of the hospice patient who has no primary care giver in the home environment. The attendant/ home component has a maximum of 168 hours a week.

2.  Services included in the per diem include, but are not limited to:

o     medical and skilled nursing care
o     home health aid/home maker services/paraprofessional attendants
o     medical social services
o     spiritual care
o     bereavement and other counseling services
o     volunteer assistance
o     physical therapy/occupational therapy/speech therapy
o     pain control/IV pain control/hydration
o     nutritional counseling
o     services ordered by the physician
o     medications related to the terminal diagnosis
o     Durable Medical Equipment to provide a safe home environment
o     supplies and ordinary dressings
o     maintenance care and training

3. Physical, occupational, and speech therapy for hospice patients is limited to skilled services when improvement is expected within 60 days. Frequency of these and other services is based on the need of the individual as reflected by the individualized plan of care developed by PROVIDER's interdisciplinary team, under the attending physician and authorized by FHS. The individual plan may include, but is not limited to:

o     pain and symptom control
o     teaching and assisting the family in caring for the patient at
o     counseling to the family for coping with terminal illness and death
o     help in arranging for equipment and supplies

VI.       NOTES:

1.  Therapies not listed will be negotiated on a case by case basis.

2. PROVIDER agrees that the rates listed in the fee schedule contained in this exhibit are all-inclusive and that no additional charges for such services as in-hospital or nursing assessments, travel time, supplies, training, case management, forms and billing, weekend or evening differentials, overtime, or other charges will be billed to or reimbursed by FHS.




                   CONFIDENTIAL, PROPRIETARY AND TRADE SECRET